KRAMER LEVIN NAFTALIS & FRANKEL LLP
                          9 1 9   T H I R D   A V E N U E
                          NEW YORK, N.Y. 10022 - 3852
                                (212) 715 - 9100



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                                                        (212) 715-8000
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                                                   WRITER'S DIRECT NUMBER

                                                        (212) 715-9100

                                 January 27, 1999


The Victory Portfolios
3435 Stelzer Road
Columbus, Ohio 43219



               Re:     The Victory Portfolios
                       Registration Statement on Form N-14



Dear Ladies and Gentlemen:

          We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-14.


                                            Very truly yours,